UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 9, 2012

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue

New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 10, 2012, WebMD Health Corp. issued a press release announcing, among other things, information regarding WebMD’s current expectations for its financial results for the quarter and year ended December 31, 2011. A copy of that press release is attached as Exhibit 99.1 to this Current Report. The information regarding expected results for the quarter and year ended December 31, 2011 included in Exhibit 99.1 is preliminary and subject to change. Except as specifically provided in Item 5.02 below, Exhibit 99.1 to this Current Report is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 9, 2012, Wayne T. Gattinella resigned as Chief Executive Officer and President of WebMD and as a member of WebMD’s Board of Directors and the Board appointed Anthony Vuolo, WebMD’s Chief Operating Officer and Chief Financial Officer, as Interim Chief Executive Officer while the Board conducts a search to fill the position on a permanent basis. The information contained in Exhibit 99.1 hereto under the caption “Executive Management Changes” is incorporated by reference herein. No new compensatory or severance arrangements have been entered into in connection with the executive management changes. Following the resignation of Mr. Gattinella, the Board reduced its total number of members from eleven to ten.

To the extent required by Item 5.02 of Form 8-K, the biographical information regarding Mr. Vuolo contained in the Proxy Statement filed by WebMD on August 15, 2011 under the heading “Directors and Executive Officers” is incorporated by reference into this Current Report pursuant to General Instruction B.3 of Form 8-K. There are no family relationships between Mr. Vuolo and any director or executive officer of the Registrant, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On January 10, 2012, WebMD issued a press release which, among other things, contained forward-looking statements regarding WebMD’s preliminary financial outlook for 2012. A copy of that press release is attached as Exhibit 99.1 to this Current Report. Except as specifically provided in Item 5.02 above, Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press Release, dated January 10, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: January 13, 2012	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 10, 2012